VERSUS CAPITAL REAL ASSETS FUND LLC
Portfolio of Investments – June 30, 2025 (Unaudited)

Shares		Value
Private Investment Funds(a) - 85.5%
	Diversified – 85.5%
89,628	AEW Cold Storage Properties Fund LP(b)	$ 97,559,845
9,317	AgriVest Farmland Fund, Inc	21,812,471
30,750	Blackstone Infrastructure Partners LP	69,500,000
168,836	BTG Pactual Open Ended Core U.S. Timberland Fund LP(c)(d)	273,890,699
—	Ceres Farmland Holdings LP(b)(e)	192,898,829
—	DigitalBridge AI Infrastructure B LP(f)	7,795,384
—	DigitalBridge AI Infrastructure D LP(g)	12,291,717
53,773,233	DigitalBridge Credit LP(b)	29,787,097
26,676,638	Global Diversified Infrastructure Fund	48,949,332
62,490	Hancock Timberland and Farmland Fund LP(b)	68,004,262
199,608	Harrison Street Infrastructure Fund LP(b)	276,806,103
157,385	IFC Core Farmland Fund LP(c)(d)	198,041,454
—	IFM Global Infrastructure Fund LP(h)	24,631,857
—	IFM US Infrastructure Debt Fund LP(i)	13,481,195
—	Infrastructure Debt Fund III LP(b)(j)	6,351,527
112,965	Jamestown Timberland Fund(c)(k)	158,545,777
51,238	Macquarie Global Infrastructure Fund	61,991,191
101,592	National Data Center Fund, LLC(b)	153,816,326
81,651	Nuveen - Global Farmland Fund(b)	78,266,434
—	RMS Evergreen US Forestland Fund LP(b)(l)	109,607,142
45,727	Stockbridge Niche Logistics Fund LP	69,737,773
74,686	US Core Farmland Fund LP(c)(k)	119,116,302
—	Versus Capital Real Assets Sub-REIT ll, LLC(c)(m)(n)	48,206,151

	Total Private Investment Funds	2,141,088,868
	(Cost $1,754,770,359)
Common Stocks - 18.7%
	Airport Development/Maintenance – 0.7%
3,128,315	Airports of Thailand PCL	2,915,611
871,511	Auckland International Airport, Ltd.	4,114,373
285,037	Grupo Aeroportuario del Pacifico SAB de CV, Class B Shares	6,525,113
138,952	Japan Airport Terminal Co., Ltd.	4,437,037
		17,992,134
	Building-Heavy Construction – 1.3%
852,835	Cellnex Telecom SA, 144A	33,207,892
	Electric-Distribution – 1.3%
2,211,267	National Grid, PLC	32,458,444
	Electric-Generation – 0.8%
845,130	SSE, PLC	21,280,492
	Electric-Integrated – 6.5%
697,928	CenterPoint Energy, Inc.	25,641,875
243,696	Chubu Electric Power Co., Inc.	3,015,600
66,669	CMS Energy Corp.	4,618,828
81,428	Duke Energy Corp.	9,608,504
327,714	Entergy Corp.	27,239,588
840,806	Equatorial Energia SA	5,619,198
114,642	Evergy, Inc.	7,902,273
24,286	IDACORP, Inc.	2,803,819
196,479	NextEra Energy, Inc.	13,639,572
1,336,112	PG&E Corp.	18,625,401
226,292	TXNM Energy, Inc.	12,744,765
457,309	Xcel Energy, Inc.	31,142,743
		162,602,166
Shares		Value

	Gas-Distribution – 1.0%
2,155,826	Italgas SpA	$ 18,287,265
168,455	NiSource, Inc.	6,795,474
		25,082,739
	Pipelines – 3.5%
724,931	APA Group	3,897,785
149,144	Cheniere Energy, Inc.	36,319,547
102,584	Koninklijke Vopak NV	5,095,273
28,908	Targa Resources Corp.	5,032,305
123,257	TC Energy Corp.	6,017,349
490,550	Williams Cos., Inc./The	30,811,445
		87,173,704
	Public Thoroughfares – 0.2%
594,216	Transurban Group	5,467,359
	Transport-Rail – 2.9%
108,897	Canadian Pacific Kansas City, Ltd.	8,650,984
208,748	East Japan Railway Co.	4,490,364
1,138,484	Getlink SE	21,977,325
163,232	Union Pacific Corp.	37,556,419
		72,675,092
	Water – 0.4%
33,395	American Water Works Co., Inc.	4,645,579
609,225	Pennon Group, PLC	4,203,193
		8,848,772
	Wharfing & Harbor Transport Services – 0.1%
104,179	Adani Ports & Special Economic Zone Ltd.	1,762,076

	Total Common Stocks	468,550,870
	(Cost $420,426,217)
Real Estate Investment Trust - 1.6%
	REITS-Diversified – 1.6%
10,438	American Tower Corp., REIT	2,307,007
52,913	Crown Castle, Inc., REIT	5,435,752
131,865	SBA Communications Corp., REIT	30,967,177
		38,709,936

	Total Real Estate Investment Trust	38,709,936
	(Cost $37,625,975)
Par
Corporate Debts - 0.4%
	Electric-Distribution – 0.4%
	Lackawanna Energy Center,
$8,060,606	Term B-2 Tranche, SOFR + 4.25%, 8.58%, 8/6/2029(o)	8,104,254
1,774,892	Term C Facility, SOFR + 4.25%, 8.58%, 8/6/2029(o)	1,784,503
		9,888,757

	Total Corporate Debts	9,888,757
	(Cost $9,614,982)

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC
Portfolio of Investments – June 30, 2025 (Unaudited) (concluded)

Par		Value

Private Debts(n) - 1.2%
	Spearmint Renewable Development Company, LLC,
	Tranche A
1,190,170	13.75%, 6/9/2027(a)(p)	$ 1,190,051
1,007,157	13.75%, 6/9/2027(a)(p)	1,007,057
	Tranche B
4,884,334	10.75%, 9/9/2025(a)(p)	4,867,540
4,103,379	10.75%, 9/9/2025(a)(p)	4,097,452
	Vantage Data Centers,
20,000,000	10.50%, 9/20/2029(a)	20,012,000

	Total Private Debts	31,174,100
	(Cost $30,838,147)
Shares
Warrants - 0.0%
	Diversified – 0.0%
1	Spearmint Renewable Development Company, LLC(n)(q)	0

	Total Warrants	0
	(Cost $0)
Short-Term Investment - 0.8%
20,376,339	Fidelity Investments Money Market Treasury Portfolio, Institutional Share Class 4.19%	20,376,339
	(Cost $20,376,339)
	Total Investments - 108.2%	2,709,788,870
	(Cost $2,273,652,019)
	Liabilities in excess of Other Assets - (8.2)%	(204,581,016)
	Net Assets - 100.0%	$2,505,207,854

(a)	Restricted Securities.
(b)	The Fund owns more than 5.0% of the Private Investment Fund, but has contractually limited its voting interests to less than 5.0% of total voting interests.
(c)	Affiliated issuer.
(d)	The Fund owns more than 25% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.
(e)	Partnership is not designated in units. The Fund owns approximately 10.3% of this fund.
(f)	Partnership is not designated in units. The Fund owns approximately 2.0% of this Fund.
(g)	Partnership is not designated in units. The Fund owns approximately 3.1% of this Fund.
(h)	Partnership is not designated in units. The Fund owns approximately 0.6% of this Fund.
(i)	Partnership is not designated in units. The Fund owns approximately 4.2% of this Fund.
(j)	Partnership is not designated in units. The Fund owns approximately 9.9% of this fund.
(k)	The Fund owns more than 50% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.
(l)	Partnership is not designated in units. The Fund owns approximately 11.5% of this Fund.
(m)	Investment is a wholly-owned and controlled subsidiary that is not designated in units.
(n)	Security value was determined by using significant unobservable inputs.
(o)	Variable rate security. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].
(p)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(q)	Non-income producing security.
Portfolio Abbreviations:
144A - Rule 144A Security
LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company
REIT - Real Estate Investment Trust
SOFR - Secured Overnight Financing Rate
Industry	% of Net Assets
Diversified	85.5%
Electric-Integrated	6.5%
Pipelines	3.5%
Transport-Rail	2.9%
Electric-Distribution	1.7%
REITS-Diversified	1.6%
Building-Heavy Construction	1.3%
Private Debts	1.2%
Gas-Distribution	1.0%
All Other Industries	3.0%
Liabilities in excess of Other Assets	(8.2)%
Total	100.0%

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended June 30, 2025  (Unaudited)

Securities Valuation - The Board of Directors (the “Board”) has established procedures (the “Procedures”) pursuant to which the Fund prices its securities, consistent with Sections 2(a)(5) and 2(a)(41) of the 1940 Act, as follows:
Publicly Traded Securities - Investments in securities that are listed on the New York Stock Exchange (the “NYSE”) are valued, except as indicated below, at the official closing price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no published closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the closing price of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If, after the close of a domestic or foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, the domestic or foreign securities may be fair valued pursuant to the Procedures.
Securities traded in the over-the-counter market, such as fixed-income securities and certain equities, including listed securities whose primary market is believed by Versus Capital Advisors LLC (the “Adviser”) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no official closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Fixed-income securities typically will be valued on the basis of prices provided by a pricing service, generally an evaluated price or the mean of closing bid and ask prices obtained by the pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Syndicated loans are valued by Approved Pricing Sources at the average of broker quotes obtained from market makers deemed reliable by their internal evaluation staff or by internally developed models that incorporate both indicative quotes and actual trade data for similar loans.
Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value.
Investments in open-end mutual funds are valued at their closing Net Asset Value ("NAV").
Securities for which market prices are unavailable, or securities for which the Adviser determines that the market quotation is unreliable, will be valued at fair value pursuant to the Procedures. In these circumstances, the Adviser determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. The Fund’s use of fair value pricing may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.
Private Debt Investments - The Fund will use its best efforts to value each private debt investment at its fair value under current market conditions. In doing so, the Fund will engage external valuation consultants to aid in the fair value determination of each private debt investment.
The Fund will work with the external valuation consultants to select an appropriate fair valuation approach for each private debt investment, which may include, but is not limited to, yield, market and cost approaches, or a combination of approaches. The external valuation consultant, in consultation with the Valuation Designee, may develop a unique valuation model or method for each individual private debt investment. The models and/or methods used may consider, among other things, comparable sector curve information, public market valuations, transaction prices, discounted cash flow analyses, assessments of borrower credit quality, borrower- or project-specific financial information, and/or other relevant information. Models may apply changes to certain public market inputs, such as comparable sector curves and/or benchmarks, only upon a change exceeding predetermined volatility thresholds and may also incorporate adjustments to public market inputs, such as the application of haircuts at levels which may vary based on market circumstances. The models and/or methods used by the external valuation consultant will produce information such as a specific price estimate, an estimated valuation range or confirmation that the prior day’s price estimate remains appropriate.
The Fund will review the intended valuation approach and/or valuation model for each private debt investment as developed by an external valuation consultant prior to its implementation. This review may consider numerous factors such as the particular investment’s contractual cash flows, the financial strength and operational performance of the borrower, and the debt instrument’s spread to relevant base rates. The Fund may receive certain initial and/or periodic financial information from the borrower, loan administrator, arranger, monitoring agent, and/or other external parties, and will provide this information to the external valuation consultant for consideration in the valuation model.
The Fund will determine a fair valuation for each private debt investment daily, typically based on information received from an external valuation consultant (i.e., outputs from the models and/or methods described above). The Fund will review the valuation estimates provided by the external valuation consultants for reasonableness based on its knowledge of each investment and current market conditions. When a valuation range is provided, the Fund will generally determine to keep the valuation unchanged if the prior day’s price falls within the current day’s range. These valuation processes may result in a private debt investment’s valuation being unchanged for a period of time.
In certain circumstances, an externally provided valuation range or specific price estimate may be unavailable or the Fund may determine that the valuation received does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Fund will determine the fair value of the investment, in good faith, via alternative means which may include, among others, valuing the investment at its prior day’s price, valuing the investment at its amortized cost, or implementing an internally developed model. In determining such a fair valuation, the Fund may consider any information it deems appropriate including as received directly from the borrower, as received from alternative external information sources, including monitoring agents, or as reflected by current general market conditions.

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended June 30, 2025  (Unaudited) (continued)

Private Investment Funds -  The Fund typically values its investments in each Private Investment Fund according to the value reported by each Private Investment Fund’s quarterly NAV statement. The Fund also reviews this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each Private Investment Fund and may clarify or validate the reported information with the applicable manager of the Private Investment Fund. The valuation for each Private Investment Fund is individually updated as soon as the Fund completes its reasonableness review, including any necessary information validations with the manager of the Private Investment Fund, and typically within 45 calendar days after the end of each quarter for all Private Investment Funds. The Fund may conclude, in certain circumstances, that the information provided by any such manager does not represent the fair value of the Fund’s investment in a Private Investment Fund and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Fund may determine to value its investment in the Private Investment Fund at a discount or a premium to the reported value received from the Private Investment Fund. Any such decision will be made in good faith by the Fund and will be reported to the Board’s Valuation Committee at its next regularly scheduled quarterly meeting. The Fund shall use its best efforts to ensure that each of such Private Investment Funds has in place policies and procedures that provide underlying principles behind the disclosure of reliable information with adequate supporting operational practices.
Additionally, between the quarterly valuation periods, the NAVs of such Private Investment Funds are adjusted daily based on the total return that each Private Investment Fund is estimated by the Fund to generate during the current quarter (the “Investment Accrual Rate”). The Fund determines the Investment Accrual Rate at the beginning of each quarter, based on internally developed models that weight the expected impacts of income and appreciation projections by property sector, adjusting for expected market factors and underlying expenses. The Fund monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments.
In certain circumstances, the Fund may access daily or periodic NAV information provided by a Private Investment Fund. In such an instance, the Fund may determine to value its investment in a Private Investment Fund according to this information and may forego daily valuation adjustments based on an Investment Accrual Rate.
If the Fund does not have access to sell shares of a Private Investment Fund in its primary market, the Fund may determine to fair value the Private Investment Fund at a price other than its NAV. In such an instance, the Fund may consider any information it deems appropriate including as received from broker-dealers and/or pricing services or comparable sales in the secondary market. Any such fair valuation determinations will be made in good faith by the Fund, may be based upon an internally developed pricing model, and will be reported to the Board’s Valuation Committee at its next regularly scheduled quarterly meeting.
The June 30, 2025 Portfolio of Investments presented herein reports the value of all the Fund’s investments in Private Investment Funds at the respective NAVs provided by the managers of the Private Investment Funds and their agents, which may differ from the valuations used by the Fund in its June 30, 2025 NAV calculation.
Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities.
Sub-REIT Investment - The Fund has adopted procedures pursuant to which the Fund will value its investment in the Sub-REIT at fair value. In accordance with these procedures, the Adviser shall require the external management companies of any direct investments to follow similar procedures to those that are outlined above for the continuously offered Private Investment Funds.
At June 30, 2025, Versus Capital Real Assets Sub-REIT II LLC owned: almond, walnut, peach and prune properties in Placer and Sutter counties in California fair valued at approximately $18.2 million, net of property level debt; and a hazelnut property in Benton County, Oregon fair valued at approximately $20.3 million.
Fair Value Measurements: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•     Level 1 – unadjusted quoted prices in active markets for identical securities
•    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.)
•     Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; the existence of contemporaneous, observable trades in the market; and changes in listings or delistings on national exchanges. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of inputs used to value the Fund’s investments as of June 30, 2025 is as follows:

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended June 30, 2025  (Unaudited) (continued)

	Total Fair Value at 06/30/2025	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Private Investment Funds (Sub-REIT)*	$48,206,151	$—	$—	$48,206,151
Common Stocks*	468,550,870	306,055,154	162,495,716	—
Real Estate Investment Trust*	38,709,936	38,709,936	—	—
Corporate Debts*	9,888,757	—	9,888,757	—
Private Debts*	31,174,100	—	—	31,174,100
Warrants*	—**	—	—	—**
Short-Term Investment	20,376,339	20,376,339	—	—
Subtotal	$616,906,153	$365,141,429	$172,384,473	$79,380,251
Private Investment Funds (held at NAV)*	2,092,882,717
Total	$2,709,788,870
*	See Portfolio of Investments for industry breakout.
**	Securities valued at $0.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
	Total	Private Investment Funds (Sub-REIT)	Private Debts	Warrants
Balance as of 03/31/2025	$89,725,124	$49,969,662	$39,755,462	$—**
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Net purchases (sales)	(8,453,793)	—	(8,453,793)	—
Accretion and Amortization	43,608	—	43,608	—
Realized Gain	51,115	—	51,115	—
Change in unrealized gain/loss	(1,985,803)	(1,763,511)	(222,292)	—
Balance as of 06/30/2025	$79,380,251	$48,206,151	$31,174,100	$—**
** Securities valued at $0.
For the period ended June 30, 2025, the total change in unrealized gain/loss on Level 3 securities still held at the end of the period was $(1,848,233).
The Sub-REIT is categorized as Level 3 of the fair value hierarchy and its fair value is largely based upon the externally appraised values of the underlying properties that it holds. Such appraisals are generally based on identified comparable sales as well as discounted cash flow analyses that rely on contractual lease factors, estimates of crop yields and appropriate discount rates. Significant changes in such estimates could have material changes to the appraised values of the underlying properties and the resulting fair values of the Sub-REIT. The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy at June 30, 2025:
Category	Total Fair Value at 06/30/2025	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Private Investment Funds (Sub-REIT)	$48,206,151	Discounted Cash Flow	Discount Rate	7.50%	7.50%
		Income Capitalization Approach	Cap Rate	5.25% - 5.50%	5.37%
		Sales Comparison Approach	Price Per Net Acre	$20,500 - $22,000	$21,659
Private Debts	31,174,100	Amortized Cost	Cost	$0.99	$0.99
		Discounted Cash Flow	Discount Rate	10.83% - 14.49%	11.96%
Warrants	—**	Intrinsic Value	Redemption Price	$0.00	—
Balance as of 06/30/2025	$79,380,251
** Securities valued at $0.
Market Risk Factors - The Fund’s investments in securities and/or financial instruments may expose the Fund to various market risk factors including, but not limited to the following:
General Market Fluctuations Will Affect the Fund’s Returns. At times, the Fund’s investments in Private Investment Funds and Real Asset Related Investments will be negatively affected by the broad investment environment in the timberland, agriculture/farmland or infrastructure markets, the debt market and/or the equity securities market.
Risks of Investing in Infrastructure. An investment in the Fund is subject to certain risks associated with the ownership of infrastructure and infrastructure-related assets in general, including: the burdens of ownership of infrastructure; local, national and international economic conditions; the

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended June 30, 2025  (Unaudited) (continued)

supply and demand for services from and access to infrastructure; the financial condition of users and suppliers of infrastructure assets; changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of infrastructure assets difficult or impracticable; changes in environmental laws and regulations, and planning laws and other governmental rules; environmental claims arising in respect of infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; changes in energy prices; changes in fiscal and monetary policies; negative developments in the economy that depress travel; uninsured casualties; force majeure acts, terrorist events, under-insured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Private Investment Funds.
Risks of Investing in Timberland. An investment in the Fund is subject to certain risks associated with the ownership of timberland, timber and timber-related assets in general, including: the volatility of forest product prices; changes in foreign and U.S. trade and tariff policies; general market forces, such as regional growth rates, construction activity, changes in currency exchange rates and capital spending; competition from the use of alternative building materials and other decreases in demand; forestry regulations restricting timber harvesting or other aspects of business; the illiquidity of timber related asset investments; losses from fire and other causes; uninsured casualties; force majeure acts, terrorist events, underinsured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Private Investment Funds.
Risks of Investing in Agriculture/Farmland. Investments in agriculture/farmland are subject to various risks, including adverse changes in national or international economic conditions, adverse local market conditions, adverse natural conditions such as storms, floods, drought, windstorms, hail, temperature extremes, frosts, soil erosion, infestations and blights, failure of irrigation or other mechanical systems used to cultivate the land, financial conditions of tenants, marketability of any particular kind of crop that may be influenced, among other things, by changing consumer tastes and preferences, import and export restrictions or tariffs, casualty or condemnation losses, government subsidy or production programs, buyers and sellers of properties, availability of excess supply of property relative to demand, changes in availability of debt financing, changes in interest rates, real estate tax rates and other operating expenses, environmental laws and regulations, governmental regulation of and risks associated with the use of fertilizers, pesticides, herbicides and other chemicals used in commercial agriculture, zoning laws and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of properties, risk due to dependence on cash flow, as well as acts of God, uninsurable losses and other factors which are beyond the control of Private Investment Funds.
Risks of Investing in Equity Securities. The prices of equity and preferred securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in shareholder rights associated with such securities.
Risks of Investing in Debt Securities. The Fund will invest in real asset related debt securities. Other factors may materially and adversely affect the market price and yield of such debt securities, including investor demand, changes in the financial condition of the borrower, government fiscal policy and domestic or worldwide economic conditions. The Fund’s debt securities will be subject to credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due.
Unfunded Commitments. In order to meet its obligation to provide capital for unfunded commitments, the Fund may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months; liquidate portfolio securities at an inopportune time; or borrow under a line of credit. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser’s strategy.
Interest Rate Risk. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities or other types of bonds to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). Recently, the U.S. Federal Reserve has increased interest rates from historically low levels, resulting in rising interest rates across the financial system. Thus, the Fund currently faces a heightened level of risk associated with high interest rates and/or bond yields.
Liquidity Risk. The Fund will invest in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act. The Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which it purchased such securities. The Fund’s portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.
In addition, the Fund’s interests in the Private Investment Funds are subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from a Private Investment Funds pursuant to limited withdrawal rights. Some Private Investment Funds may subject the Fund to a lockup period or otherwise suspend the repurchase rights of their shareholders, including the Fund, from time to time. Further, Private Investment Funds managers may impose transfer restrictions on the Fund’s interests. There may be no secondary market for the Fund’s interests in the Private Investment Funds. The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time. Sub-REITs invest in illiquid assets, and may be unable to sell their assets, or be forced to sell them at reduced prices. The Adviser may also invest directly in other private securities that they may not be able to sell at the Fund’s current carrying value for the securities.
Market Disruption, Health Crises, Terrorism and Geopolitical Risks. The Fund's investments may be negatively affected by the broad investment environment in the real assets market, the debt market and/or the equity securities market. The investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. In addition, the Fund may be adversely affected by uncertainties such as war, terrorism, international political developments, sanctions or embargos, tariffs and trade

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended June 30, 2025  (Unaudited) (continued)

wars, changes in government policies, global health crises or similar pandemics, and other related geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of investments.
Restricted Securities. Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are valued at net asset value as practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. Each of the following securities can suspend redemptions if its respective Board deems it in the best interest of its shareholders. This and other important information are described in the Fund's Prospectus.
As of June 30, 2025, the Fund invested in the following restricted securities:
Security(a)	Acquisition Date(b)	Shares/Par	If Partnership is not designated in units, % owned by Fund	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)(c)	% of Net Assets
AEW Cold Storage Properties Fund LP	5/4/2022	89,628	—	$101,619	$97,560	$—	3.9%
AgriVest Farmland Fund, Inc	7/1/2019	9,317	—	18,552	21,813	—	0.9%
Blackstone Infrastructure Partners LP	3/31/2019	30,750	—	41,259	69,500	—	2.8%
BTG Pactual Open Ended Core U.S. Timberland Fund LP	9/18/2017	168,836	—	199,153	273,891	—	10.9%
Ceres Farmland Holdings LP	11/6/2017	—	10.3%	106,673	192,899	—	7.7%
DigitalBridge AI Infrastructure B LP	1/24/2025	—	2.0%	7,438	7,795	2,438	0.3%
DigitalBridge AI Infrastructure D LP	1/24/2025	—	3.1%	11,723	12,292	3,722	0.5%
DigitalBridge Credit LP	12/19/2022	53,773,233	—	44,561	29,787	14,616	1.2%
Global Diversified Infrastructure Fund	9/18/2017	26,676,638	—	44,635	48,949	—	2.0%
Hancock Timberland and Farmland Fund LP	9/18/2017	62,490	—	65,283	68,004	—	2.7%
Harrison Street Infrastructure Fund LP	7/2/2018	199,608	—	217,378	276,806	—	11.0%
IFC Core Farmland Fund LP	10/25/2019	157,385	—	180,947	198,042	—	7.9%
IFM Global Infrastructure Fund LP	9/28/2018	—	0.6%	18,522	24,632	—	1.0%
IFM US Infrastructure Debt Fund LP	9/28/2018	—	4.2%	15,016	13,481	—	0.5%
Infrastructure Debt Fund III LP	3/31/2019	—	9.9%	10,771	6,352	—	0.3%
Jamestown Timberland Fund	7/2/2018	112,965	—	126,446	158,546	—	6.3%
Macquarie Global Infrastructure Fund	3/15/2022	51,238	—	52,118	61,991	—	2.5%
National Data Center Fund, LLC	4/1/2021	101,592	—	107,067	153,816	—	6.1%
Nuveen - Global Farmland Fund	7/28/2020	81,651	—	80,171	78,266	53,757	3.1%
RMS Evergreen US Forestland Fund LP	9/18/2017	—	11.5%	74,524	109,607	—	4.4%
Spearmint Renewable Development Company, LLC
Tranche A
13.75%	1/19/2024	1,190,170	—	1,181	1,190	—	0.0%
13.75%	1/19/2024	1,007,157	—	1,001	1,007	—	0.0%
Tranche B
10.75%	1/19/2024	4,884,334	—	4,868	4,868	—	0.2%
10.75%	1/19/2024	4,103,379	—	4,097	4,097	—	0.2%
Stockbridge Niche Logistics Fund LP	4/2/2024	45,727	—	69,457	69,738	30,543	2.8%
US Core Farmland Fund LP	9/18/2017	74,686	—	97,402	119,116	—	4.8%
Vantage Data Centers	9/20/2023	20,000,000	—	19,691	20,012	—	0.8%
Versus Capital Real Assets Sub-REIT ll, LLC	9/29/2017	—	100.0%	64,056	48,206	—	1.9%
Total				$1,785,609	$2,172,263	$105,076	86.7%
(a)	The securities include Investment Funds, private debt investments, and a wholly-owned REIT subsidiaries. The Investment Funds are organized to serve as a collective investment vehicle through which eligible investors may invest in a professionally managed real asset portfolio of equity and debt investments consisting of timberland, infrastructure, agriculture and farmland. The Fund has also invested in wholly-owned and controlled subsidiaries that make direct investments into timberland and agriculture/farmland assets.
(b)	Initial acquisition date as shares are purchased at various dates.
(c)	Unfunded Commitments approximate their fair values.

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended June 30, 2025  (Unaudited) (concluded)

Security	Redemption Request(a)	Lock Up Applicable at Period End	Investment Liquidity	Redemption Frequency(b)
AEW Cold Storage Properties Fund LP		None	The fund may offer redemption requests with new capital raise periods.
AgriVest Farmland Fund, Inc	Full	None	The fund does not have formal redemption notice or lock-up periods.	Quarterly
Blackstone Infrastructure Partners LP		Partial	Contributions have a three-year lock-up.	Quarterly
BTG Pactual Open Ended Core U.S. Timberland Fund LP	Partial	None	Contributions have a two-year lock-up.	Quarterly
Ceres Farmland Holdings LP		None	Contributions have a one-year lock-up.	Annually
DigitalBridge AI Infrastructure B LP		Full	Closed-end fund which terminates upon the disposition of its underlying assets.	N/A
DigitalBridge AI Infrastructure D LP		Full	Closed-end fund which terminates upon the disposition of its underlying assets.	N/A
DigitalBridge Credit LP		Full	Closed-end fund which terminates July 31, 2031 subject to one additional one-year extension at the discretion of the fund’s manager.	N/A
Global Diversified Infrastructure Fund		None	Contributions have a three-year lock-up. Full redemptions will be paid over 3 years.	Semi-annually
Hancock Timberland and Farmland Fund LP	Partial	Partial	Contributions have a three-year lock-up.	Annually
Harrison Street Infrastructure Fund LP		None	Contributions have no lock-up.	Quarterly
IFC Core Farmland Fund LP		Partial	Contributions have a five year lock up.	Semi-annually
IFM Global Infrastructure Fund LP	Full	None	Contributions have no lock-up.	Quarterly
IFM US Infrastructure Debt Fund LP		None	Contributions have a one-year lock-up.	Quarterly
Infrastructure Debt Fund III LP		Full	Closed-end fund which terminates February 12, 2026 subject to two additional one-year extensions at the discretion of the fund’s manager.	N/A
Jamestown Timberland Fund	Partial	None	Initial contributions have a four-year lock-up.	Quarterly
Macquarie Global Infrastructure Fund		Full	The first $50 million of contributions are subject to an initial lock-up period expiring in March 2027.	Quarterly
National Data Center Fund, LLC		Full	Contributions have a five-year lock-up.	Quarterly
Nuveen - Global Farmland Fund		Partial	Contributions have a three-year lock-up.	Annually
RMS Evergreen US Forestland Fund LP	Partial	None	Contributions have a three-year lock-up.	Semi-annually
Stockbridge Niche Logistics Fund LP		Full	Contributions have a two-year lock-up.	Quarterly
US Core Farmland Fund LP	Partial	Partial	Contributions have a five-year lock-up.	Quarterly
Versus Capital Real Assets Sub-REIT ll, LLC		Full	The security is a wholly-owned REIT subsidiary of the Fund.	N/A
(a)	The Fund submitted a redemption request prior to period end, but will maintain market exposure to the investment through a future date. The Investment Manager expects to meet all redemptions over time.
(b)	The investment funds provide redemptions at the frequency listed at the investment managers discretion.
Name Change - Effective July 29, 2025, the Fund’s name was changed from Versus Capital Real Assets Fund LLC to Harrison Street Real Assets Fund LLC. The Adviser's name was also changed from Versus Capital Advisors LLC to Harrison Street Private Wealth LLC. The investment objective and principal investment strategies of the Fund have not changed.